STARBOARD INVESTMENT TRUST
Goodwood SMID Long/Short Fund

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information
February 22, 2018
This supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated September 28, 2017 for the Goodwood SMID Long/Short Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), is to notify shareholders that (i) as of the date of this Supplement, the Fund's Advisor Class shares will no longer be available for purchase and (ii) as of April 23, 2018, the Fund's Advisor Class shares will be liquidated.
Prior to April 23, 2018, any shareholder of Advisor Class shares that qualifies as a purchaser of Institutional Class shares may convert such Advisor Class shares to Institutional Class shares based on the relative net asset values of the two classes on the conversion date. This share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. Shareholders of Advisor Class shares of the Fund may also redeem their shares prior to April 23, 2018.
On April 23, 2018, all remaining shareholder accounts of Advisor Class shares will be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder.
For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference